Acquisitions And Investments	12 Months Ended
Dec. 31, 2014
Notes to Consolidated Financial Statements [Abstract]
Acquisitions and Investments

2. Acquisitions, Investments and Purchases of Intangible Assets

During 2014, the Company completed acquisitions, made investments, and purchased intangible assets in the amount of $1,986,732, including those listed below. Of this amount, $1,779,058 were paid in cash and $207,674 were assumed obligations and pending payments for purchase considerations. Unaudited pro forma results of operations assuming these acquisitions had taken place at the beginning of each period are not provided because the historical operating results of the acquired companies were not significant.

Acquisitions

The Company's acquisition spending was driven primarily by the purchase of dialysis clinics in the normal course of its operations and the expansion of Care Coordination activities in 2014.

The aggregate purchase price of all collectively and individually non-material acquisitions during the year was $1,687,195, net of cash acquired. Of this amount, $1,479,521 were paid in cash and $207,674 were assumed obligations and pending payments for purchase considerations. Based on preliminary purchase price allocations, the Company recorded $1,713,206 of goodwill and $196,281 of intangible assets, which represent the share of both controlling and noncontrolling interests. Goodwill arose principally due to the fair value of the acquired established streams of future cash flows for these acquisitions versus building similar franchises.

  On May 23, 2014, the Company acquired MedSpring Urgent Care Centers (“MedSpring”) with operations in Illinois and Texas. MedSpring's 14 urgent care centers provide convenient, consistent, high-quality primary care and customer service.
  On July 1, 2014, the Company completed a transaction to become the controlling majority shareholder of the U.S. based company Sound Inpatient Physicians, Inc. (“Sound”), a physician services organization focused on hospitalist and post-acute care services. This business was acquired to expand the Company's hospitalist services to further increase the quality of care to our patients. Sound has more than 1,000 physician partners providing care in over 100 hospitals and post-acute care centers across the United States.
  On October 21, 2014, the Company acquired National Cardiovascular Partners (“NCP”). NCP is the leading operator of endovascular, vascular and cardiovascular specialty services. In partnership with over 200 physicians, NCP operates 21 outpatient cardiac catheterization and vascular laboratories in six states.
  On November 21, 2014, the Company, through Sound, acquired Cogent Healthcare (“Cogent”) with more than 650 providers, who offer hospitalist and intensivist services to more than 80 hospitals throughout the United States. Combined, the expanded Sound Physicians organization will now serve over 180 hospitals in 35 states with more than 1,750 providers including physicians and advanced care practitioners.

The intangible assets associated with these acquisitions consist primarily of customer relationships and tradenames at fair value to be amortized on a straight-line basis over a weighted average period of approximately 8-9 years.

Business combinations during 2014 decreased the Company's Net Income (Net Income attributable to the shareholders of FMC-AG & Co. KGaA) by $3,598, including the costs of the acquisitions, and Net Revenue increased by $541,070. Total Assets increased $2,505,027 due to business combinations.

Investments and Purchases of Intangible Assets

Investments and purchases of intangible assets were $299,537 for the period ended December 31, 2014. This amount was primarily driven by an investment in available for sale financial assets as well as deferred acquisition payments and notes receivables related to an equity method investee.